UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2016

ATLANTIC TELE-NETWORK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

600 Cummings Center

Beverly, MA 01915
(Address of principal executive offices and zip code)

(978) 619-1300
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

In 2016, Atlantic Tele-Network, Inc. (the “Company”) announced a change in its segment reporting structure.  During the first quarter of 2016, the Company’s chief operating decision maker changed the information he regularly reviews to allocate resources and assess performance.  As a result, beginning in 2016, the Company will report its financial performance based on three reportable segments: U.S. Telecom, International Telecom, and Renewable Energy.  The U.S. Telecom segment consists of the Company’s U.S. wireless and U.S. wireline business activities.  The International Telecom segment consists of the Company’s international wireless and wireline business activities, which currently operate in Guyana, Bermuda, U.S. Virgin Islands, and Aruba.  The Renewable Energy segment consists of the Company’s renewable energy business activities.  The Company intends to include the results of its pending transactions in Bermuda and the U.S. Virgin Islands in its International Telecom segment and the results of its transaction in India in its Renewable Energy segment following the consummation of each respective transaction.

Exhibit 99.1 sets forth an unaudited recast of segment financial data previously reported in the Company’s Form 10-K and Form 10-Q’s for the fiscal year ended December 31, 2015, as filed with the Securities and Exchange Commission, to illustrate how the Company’s financial performance would have been reported under the Company’s new reportable segments.

Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  The Company undertakes no obligation to recast any additional financial data or update the data set forth in Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                           Exhibits

99.1                                      Recast Segment Financial Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC TELE-NETWORK, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: April 12, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Recast Segment Financial Data.